Long Term Debt (Tables)	12 Months Ended
Mar. 31, 2021
Debt Disclosure [Abstract]
Schedule of Long Term Debt

Long term debt, net consists of the following (in thousands):

	March 31, 2021	March 31, 2020
Principal amount	$171,490	$110,490
Less: unamortized debt discount and issuance costs	(1,210)	(1,898)

Total debt, net	170,280	108,592
Less: current portion	—	—

Total long term debt, net	$170,280	$108,592

Schedule of Company's Annual Payments

Annual maturities, including the end of term charge, of debt outstanding as of March 31, 2021 are as follows (in thousands). Long term debt held by Dermavant for which the fair value option has been elected is excluded from the below as the repayment terms are variable.

Years Ending March 31,
2022	$3,129
2023	13,306
2024	4,955
2025	—
2026	—
Thereafter	—

Total	$21,390